                                                                    EXHIBIT 99.3

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                 $  161,784.31
Available Funds:
  Contract Payments due and received in this period                                                                 2,469,496.25
  Contract Payments due in prior period(s) and received in this period                                                124,878.37
  Contract Payments received in this period for next period                                                           334,977.48
  Sales, Use and Property Tax payments received                                                                        68,594.35
  Prepayment Amounts related to early termination in this period                                                      450,607.23
  Servicer Advance                                                                                                          0.00
  Proceeds received from recoveries on previously Defaulted Contracts                                                       0.00
  Transfer from Reserve Account                                                                                         4,111.10
  Interest earned on Collection Account                                                                                 5,111.16
  Interest earned on SPG Account                                                                                          423.13
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                               0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)          0.00
  Amounts paid under insurance policies                                                                                     0.00
  Maintenance, Late Charges and any other amounts                                                                           0.00

                                                                                                                   -------------
Total Available Funds                                                                                               3,619,983.38
Less: Amounts to be Retained in Collection Account                                                                    456,999.08
                                                                                                                   -------------
AMOUNT TO BE DISTRIBUTED                                                                                            3,162,984.30
                                                                                                                   =============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A

                         Discounted                              Discounted
  Lease #               Present Value              Lease #     Present Value
-------------------------------------           -----------    --------------
#*2000664-001 (09/03)      4,555.24                                      0.00
#*2000350-001 (10/03)     24,510.39
#*1459-005 (12/03)        25,885.87
#*1504-013 (12/03)       661,193.98

                                                -----------
                                       Totals:  $716,145.48

         POOL B

                          Discounted                            Discounted
  Lease #               Present Value              Lease #     Present Value
-------------------------------------           -----------    --------------
#*1271-517 (09/03)        37,222.78                                      0.00
#*1254-501 (11/03)        14,152.39
#*9902003-701 (11/03)     22,095.01
#*2413-002 (12/03)        39,742.74
#*1235-501 (01/04)        19,536.80

                                                -----------
                                       Totals:  $132,749.72

  a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS  $    848,895.20
  b) ADCB AT  CLOSING DATE                                     292,528,909.43
  c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                        0.29%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2004

XV. POOL PERFORMANCE MEASUREMENTS

1.                     AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
   This Month                                14,891,358.02   This Month                   58,739,145.62
   1 Month Prior                             14,222,969.51   1 Month Prior                62,183,875.17
   2 Months Prior                            10,085,357.08   2 Months Prior               65,905,612.12

   Total                                     39,199,684.61   Total                       186,828,632.91

   a) 3 Month Average                        13,066,561.54   b) 3 Month Average           62,276,210.97

   c) a/b                                            20.98%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                           Yes  X       No
                                                                                                              -----       -----
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                                   Yes  X       No
                                                                                                              -----       -----
   B. An Indenture Event of Default has occurred and is then continuing?                                   Yes          No
                                                                                                              -----       -----
4. Has a Servicer Event of Default occurred?                                                               Yes          No
                                                                                                              -----       -----
5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                        Yes  X       No
                                                                                                              -----       -----
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                       Yes          No
                                                                                                              -----       -----
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                        Yes          No  X
                                                                                                              -----       -----
6. Aggregate Discounted Contract Balance at Closing Date                Balance         $270,243,724.70
                                                                                        ---------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                 TOTAL           % of Total
                      A.D.C.B.                  A.D.C.B.          A.D.C.B.
                      --------                  --------         ----------
30 Days Overdue     5,257,825.19             58,739,145.62         8.951%
60 Days Overdue       624,571.30             58,739,145.62         1.063%
90 Days Overdue     1,169,387.33             58,739,145.62         1.991%
120 Days Overdue    5,151,177.02             58,739,145.62         8.770%
150 Days Overdue    8,570,793.67             58,739,145.62        14.591%
180 Days Overdue            0.00             58,739,145.62         0.000%